Exhibit 99.1

DISTRICT COURT, CITY AND COUNTY OF
BROOMFIELD, COLORADO

17 DesCombes Drive
Broomfield, CO  80020                            COURT USE ONLY
Plaintiff:
GARY HAEGELE, Derivatively on Behalf of
LEVEL 3 COMMUNICATIONS, INC.

Defendants:
WALTER SCOTT, JR., et al.

Nominal Defendant:
LEVEL 3 COMMUNICATIONS, INC.
Andrew J. Petrie (#11416)                    Case Number:              2002CV196
Dart M. Winkler (#33916)
Petrie Schwartz llp                          Division:                  A
1775 Sherman Street, Suite 2500
Denver, CO  80203                            Courtroom:                 2
303.226.7700 (phone)
303.226.7777 (fax)
Email:  apetrie@petrieschwartz.com

                            STIPULATION OF SETTLEMENT

     WHEREAS, on November 19, 2002, Plaintiff Gary Haegele commenced this stockholder's derivative action on behalf of Level 3 Communications, Inc., against the Defendants (the "Litigation"); and

     WHEREAS, the Defendants have denied all of the material allegations of the Plaintiff's Complaint, and have pending both a motion to dismiss for lack of standing and a motion to dismiss based on the report of Level 3's special litigation committee finding that the continuation of this action is not in the best interests of the company or its stockholders; and

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

     WHEREAS, the parties to this action have resolved all of the issues before this Court on a mutually agreeable basis.

     IT IS  HEREBY  STIPULATED  AND  AGREED  by  and  among  Plaintiff  and  the
Defendants, that, subject to the Court's approval, the Litigation shall be finally and fully compromised and settled, and the Litigation shall be dismissed, as to all parties, upon and subject to the terms and conditions of this Stipulation.

I.       DEFINITIONS

     As used in this Stipulation, and in the Stipulation of Dismissal attached as Exhibit "A," the following terms have the meanings specified below:

     1.  "Defendants"  means  Walter  Scott,  Jr.,  James Q.  Crowe,  R. Douglas
Bradbury,  Charles C.  Miller, III, Kevin J.  O'Hara,  Mogens C. Bay, William L.
Grewcock, Richard R. Jaros, Robert E. Julian, David C. McCourt, Kenneth E. Stinson, Michael B. Yanney, Colin V.K. Williams and Peter Kiewit Sons', Inc., and nominal defendant Level 3 Communications, Inc.

     2. "Plaintiff" means Gary Haegele.

     3. "Stipulation of Dismissal" means the Stipulation of Dismissal to be entered by the Court in the form attached hereto as Exhibit "A."

II.      STIPULATION OF DISMISSAL

     Plaintiff agrees he will execute, obtain the Defendants signatures and promptly file a Stipulation of Dismissal, dismissing the Litigation. The Stipulation of Dismissal shall be substantially in the form attached to this Stipulation as Exhibit A and shall:

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

     (a) confirm the parties' agreement and the Court's July 15, 2005 ruling that Level 3 will have provided notice to all of its stockholders that is adequate and reasonable under the circumstances of this case by providing notice to all members of the public in either its Form 8-K or Form 10-Q disclosures to be filed with the SEC;

     (b)  dismiss  Plaintiff's   individual  claims  against  Defendants,   with
prejudice, with each party to bear his or its own attorneys' fees, costs and expenses; and

     (c) dismiss the remainder of the Litigation, without prejudice, with each party to bear his or its own attorneys' fees, costs and expenses.

III.     OTHER TERMS

     Each party agrees that he or it shall conclusively release the other parties (including any subset or committee of the parties, and specifically including the Special Litigation Committee of the Board of Directors of Level 3 Communications, Inc.), their respective counsel, and, where applicable, their subsidiaries and affiliates, from any and all claims the parties asserted or could have asserted in the Litigation or arising out of the Litigation.

     In the event the Court does not approve the Stipulation of Dismissal, the Court requires notice to Level 3's stockholders over and above the notice it approved on July 15, 2005 and as set forth in Section II(a), or the settlement set forth in this Stipulation is terminated or fails to become effective in accordance with its terms, the Plaintiff and the Defendants shall be restored to their respective positions in the

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

Litigation as of July 15, 2005. In that event, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Parties; and any Stipulation of Dismissal entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc to July 15, 2004.

         IN WITNESS WHEREOF, the parties have each signed the Stipulation on the dates set forth next to their signatures below.

DATED:  August 8, 2005                   /s/ Gary Haegele
                                          Gary Haegele


DATED:  August 10, 2005                   LEVEL 3 COMMUNICATIONS, INC.


                                          /s/ Thomas C. Stortz
                                          By:  Thomas C. Stortz
                                          Its: Executive Vice President



DATED:  August 18, 2005                   PETER KIEWIT SONS', INC.


                                          /s/ Tobin A. Schropp
                                          By:  Tobin A. Schropp
                                          Its:  Senior Vice President




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


DATED:  August 9, 2005                  DYER & SHUMAN, LLP



                                         /s/ Kip B. Shuman

                                         Kip B. Shuman
                                         801 East 17th Avenue
                                         Denver, CO  80218-1417
                                         Phone:  303-861-3003
                                         Fax:  303-830-6920

DATED:  August 9, 2005                  LERACH COUGHLIN STOIA GELLER
                                           RUDMAN & ROBBINS LLP



                                         /s/ Andrew J. Brown

                                         Andrew J. Brown
                                         401 B Street, Suite 1600
                                         San Diego, CA  92101
                                         Phone:  619-231-1058
                                         Fax:  619-231-7423

DATED:  August 9, 2005                  OAKES & FOSHER, LLC



                                         /s/ Bruce D. Oakes

                                         Bruce D. Oakes
                                         1401 S. Brentwood Blvd., Suite 560
                                         St. Louis, MO  63144
                                         Phone:  314-963-1760
                                         Fax:  314-963-0765

                                         Attorneys for Plaintiff Gary Haegele

DATED:  August 10, 2005                  PETRIE SCHWARTZ  LLP



                                         /s/ Andrew J. Petrie

                                         Andrew J. Petrie
                                         1775 Sherman Street, Suite 2500
                                         Denver, CO  80203
                                         Phone:  303-226-7700
                                         Fax:  303-226-7777

                                         Attorneys for Nominal Defendant
                                         Level 3 Communications, Inc.

DATED:  August 11, 2005                  HOLLAND & HART  LLP



                                         /s/ Holly Stein Sollod

                                         Holly Stein Sollod
                                         555 Seventeenth Street, Suite 3200
                                         Denver, CO  80202
                                         Phone:  303-295-8000
                                         Fax:  303-295-8261

                                     - and -


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



DATED:  August 15, 2005                WILLKIE FARR & GALLAGHER LLP



                                       /s/ Stephen W. Greiner

                                       Stephen W. Greiner
                                       787 Seventh Avenue
                                       New York, NY  10019-6099
                                       Phone:  212-728-8000
                                       Fax:  212-728-8111

                                       Attorneys for Individual Defendants
                                       Walter Scott, Jr., James Q. Crowe,
                                       R. Douglas Bradbury, Charles C. Miller,
                                       III, Kevin J. O'Hara, Mogens C. Bay,
                                       William L. Grewcock, Richard R. Jaros,
                                       Robert E. Julian, David C. McCourt,
                                       Kenneth E. Stinson, Michael B. Yanney,
                                       Colin V.K. Williams

DATED:  August 17, 2005                BALLARD SPAHR ANDREWS &
                                         INGERSOLL  LLP



                                       /s/ Roger P. Thomasch

                                       Roger P. Thomasch
                                       1225 Seventeenth Street, Suite 2300
                                       Denver, CO  80202
                                       Phone:  303-292-2400
                                       Fax:  303-296-3956

                                        - and -


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


DATED:  August 15, 2005                 WEIL GOTSHAL & MANGES  LLP



                                        /s/ Irwin H. Warren

                                        Irwin H. Warren
                                        767 Fifth Avenue
                                        New York, NY  10153-0119
                                        Phone:  212-310-8000
                                        Fax:  212-310-8007

                                        Attorneys for Defendant Peter Kiewit
                                        Sons', Inc.

DISTRICT COURT, CITY AND COUNTY OF
BROOMFIELD, COLORADO

17 DesCombes Drive
Broomfield, CO  80020                              COURT USE ONLY
Plaintiff:
GARY HAEGELE, Derivatively on Behalf of
LEVEL 3 COMMUNICATIONS, INC.

Defendants:
WALTER SCOTT, JR., et al.

Nominal Defendant:
LEVEL 3 COMMUNICATIONS, INC.
Andrew J. Petrie (#11416)                       Case Number:           2002CV196
Dart M. Winkler (#33916)
Petrie Schwartz llp                             Division:                  A
1775 Sherman Street, Suite 2500
Denver, CO  80203                               Courtroom:                 2
303.226.7700 (phone)
303.226.7777 (fax)
Email:  apetrie@petrieschwartz.com

              STIPULATION OF DISMISSAL AND [PROPOSED] ORDER THEREON



                                    EXHIBIT A

     WHEREAS, on November 19, 2002, Plaintiff commenced this stockholder's derivative action (the "Litigation") on behalf of Level 3 Communications, Inc., against Defendants Walter Scott, Jr., James Q. Crowe, R. Douglas Bradbury, Charles C. Miller, III, Kevin J. O'Hara, Mogens C. Bay, William L. Grewcock, Richard R. Jaros, Robert E. Julian, David C. McCourt, Kenneth E. Stinson, Michael B. Yanney, Colin V.K. Williams, and Peter Kiewit Sons', Inc.; and nominal defendant Level 3 Communications, Inc. (together, "Defendants"); and

     WHEREAS, the Defendants denied all of the material allegations of the Plaintiff's complaint, and his entitlement to any of the relief sought; and

     WHEREAS, the parties to the action have resolved the issues before this Court on a mutually agreeable basis.

     IT IS HEREBY STIPULATED AND AGREED by and among the parties, through their respective counsel of record and in accord with C.R.C.P. 41(b), as follows:

1.   Plaintiff  dismisses  his  individual  claims  against   Defendants,   with
     prejudice.

2. Plaintiff dismisses the remainder of the Litigation against Defendants, without prejudice.

3.   Each party shall bear his or its own costs and attorneys' fees.

4. Under the circumstances of this case, reasonable and appropriate notice to the stockholders of nominal defendant Level 3 Communications, Inc., will be provided in accord with C.R.C.P. 23.1 by Level 3 Communications, Inc. disclosing the

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

     settlement in its Form 8-K or Form 10-Q filings with the United States Securities and Exchange Commission as the Court authorized at the July 15, 2005 status conference.

5. Each party has agreed that he or it shall conclusively release and hereby conclusively releases the other parties (including any subset or committee of the parties, and specifically including the Special Litigation Committee of the Board of Directors of Level 3 Communications, Inc.), their respective counsel, and, where applicable, their subsidiaries and affiliates, from any and all claims the parties asserted or could have asserted in the Litigation or arising out of the Litigation.


DATED:  August 9, 2005               DYER & SHUMAN, LLP



                                      /s/ Kip B. Shuman

                                      Kip B. Shuman
                                      801 East 17th Avenue
                                      Denver, CO  80218-1417
                                      Phone:  303-861-3003
                                      Fax:  303-830-6920

DATED:  August 9, 2005               LERACH COUGHLIN STOIA GELLER
                                        RUDMAN & ROBBINS LLP



                                      /s/ Andrew J. Brown

                                      Andrew J. Brown
                                      401 B Street, Suite 1600
                                      San Diego, CA  92101
                                      Phone:  619-231-1058
                                      Fax:  619-231-7423

DATED:  August 9, 2005              OAKES & FOSHER, LLC



                                     /s/ Bruce D. Oakes

                                     Bruce D. Oakes
                                     1401 S. Brentwood Blvd., Suite 560
                                     St. Louis, MO  63144
                                     Phone:  314-963-1760
                                     Fax:  314-963-0765

                                     Attorneys for Plaintiff Gary Haegele

DATED:  August 10, 2005              PETRIE SCHWARTZ  LLP



                                     /s/ Andrew J. Petrie

                                     Andrew J. Petrie
                                     1775 Sherman Street, Suite 2500
                                     Denver, CO  80203
                                     Phone:  303-226-7700
                                     Fax:  303-226-7777

                                     Attorneys for Nominal Defendant
                                     Level 3 Communications, Inc.

DATED:  August 11, 2005              HOLLAND & HART  LLP



                                     /s/ Holly Stein Sollod

                                     Holly Stein Sollod
                                     555 Seventeenth Street, Suite 3200
                                     Denver, CO  80202
                                     Phone:  303-295-8000
                                     Fax:  303-295-8261

                                      - and -

DATED:  August 15, 2005               WILLKIE FARR & GALLAGHER LLP



                                      /s/ Stephen W. Greiner

                                      Stephen W. Greiner
                                      787 Seventh Avenue
                                      New York, NY  10019-6099
                                      Phone:  212-728-8000
                                      Fax:  212-728-8111

                                      Attorneys for Individual Defendants
                                      Walter Scott, Jr., James Q. Crowe,
                                      R. Douglas Bradbury, Charles C. Miller,
                                      III, Kevin J. O'Hara, Mogens C. Bay,
                                      William L. Grewcock, Richard R. Jaros,
                                      Robert E. Julian, David C. McCourt,
                                      Kenneth E. Stinson, Michael B. Yanney,
                                      Colin V.K. Williams

DATED:  August 17, 2005               BALLARD SPAHR ANDREWS &
                                        INGERSOLL  LLP



                                      /s/ Roger P. Thomasch

                                      Roger P. Thomasch
                                      1225 Seventeenth Street, Suite 2300
                                      Denver, CO  80202
                                      Phone:  303-292-2400
                                      Fax:  303-296-3956

DATED:  August 15, 2005          WEIL GOTSHAL & MANGES  LLP



                                 /s/ Irwin H. Warren

                                 Irwin H. Warren
                                 767 Fifth Avenue
                                 New York, NY  10153-0119
                                 Phone:  212-310-8000
                                 Fax:  212-310-8007

                                 Attorneys for Defendant Peter Kiewit
                                 Sons', Inc.

                                      * * *

         IT IS SO ORDERED.

DATED:  Aug 23, 2005

           /s/ C. Vincent Phelps, Jr.

           THE HONORABLE C. VINCENT PHELPS, JR.
           DISTRICT COURT JUDGE


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